May 2018 Discussion Materials Exhibit 99.1

Disclaimer This presentation contains statements about future events and expectations, which are "forward-looking statements." Any statement in this presentation that is not a statement of historical fact, including, but not limited to earnings guidance, estimates, forecasts, projections of financial results, expected future financial position, and business strategy, is a forward-looking statement. Such forward-looking statements and any other forward-looking statements made herein involve known and unknown risks, uncertainties and other factors, which may cause actual results of Westmoreland Coal Company and its subsidiaries, collectively, “Westmoreland” or the “Company”, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Certain factors that could cause actual results to differ are discussed in our periodic filings with the Securities and Exchange Commission. No representation or warranty, express or implied, is made as to the accuracy or completeness of such information. Such forward-looking statements are inherently uncertain, and actual results may differ from expectations and past performance. Westmoreland assumes no responsibility to issue updates to any materials, including forward-looking statements, discussed in this presentation. This presentation contains certain financial measures that are not prepared in accordance with GAAP. These non-GAAP measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies and should not be considered in isolation or as a substitute for GAAP measures.  The information in this presentation is highly confidential and is not to be photocopied, reproduced or distributed to other persons (other than professional advisors of the recipient) without the prior written consent of the Company, and is intended solely for the recipient's internal use. By receipt of the attached material, the recipient agrees that this presentation will be kept strictly and permanently confidential, and shall not, without prior written consent of the Company, be disclosed by the recipient in any manner whatsoever, in whole or in part. If recipients are not in agreement with the confidentiality provisions herein, they should return this presentation, in its entirety, including all materials supplied in connection with it, to the Company and if such return is not practicable such recipient shall destroy or otherwise delete this presentation. The recipient shall be solely responsible for any breach of the confidentiality provisions herein by its agents, advisors, employees and representatives. Moreover, the recipient hereby agrees to transmit the information only to its agents, advisors, employees and representatives who need to know the information for the purpose of evaluating the recipient's investment in the Bridge Loan Facility (as hereinafter defined) and who are informed of the confidential nature of the information; provided, however, that nothing contained herein shall in any way restrict or impair the recipient’s right to disclose any of the information if required by applicable laws and regulations, or at the request of any regulatory authority, or to use, disclose, or otherwise deal with any of the information which at the time of disclosure is generally available to the public other than by reason of a breach of these confidentiality provisions, or is made available to the recipient by a third party, other than in breach of confidentiality provisions known by such recipient, and without any restrictions on its use. The information contained in this presentation has been provided by the Company without any representation or warranty as to the accuracy or completeness of such information. Centerview Partners assumes no responsibility for the accuracy of the information, assumptions, projections, forecasts or the completeness of this presentation and has no obligation to update any statements in this presentation. Recipients of this presentation should not construe the contents of this presentation as legal, tax, or financial advice. Each recipient should consult its professional advisors as to the legal, tax, financial or other matters set forth in this presentation.

Table of Contents

Historical Financials Section 1

Westmoreland History

- **1854:** Westmoreland Coal Company was founded in Westmoreland County, PA. Company specialized in gas coal, supplying 22 gas companies by 1856
- **1957:** Last year of production in Westmoreland County, PA
- **1964:** Company is merged into the Stonega Coke and Coal Company, but retains name
- **1968:** Purchase of West Virginia mines from Sprague & Sons and Imperial Smokeless Coal Company, effectively doubling the size of the Company
- **1970:** Acquired 30% interest in the Absaloka Mine (First surface mine); stake increased to 60% by 1980
- **1995/96:** Divestiture of Eastern operations (West Virginia, Virginia and Kentucky) and move to Colorado
- **2001:** Acquisition of coal operations of Montana Power Company and Knife River Corp. with mines in Montana, Texas and North Dakota
- **2006:** Company acquires 100% ownership in Roanoke Valley Power Project (ROVA)
- **2012:** Acquisition of Kemmerer mine in Wyoming for $195mm(1) (later contributed to WMLP)
- **2014:** Acquisition of Canadian Assets from Sherritt International for $435mm
- **2014:** Acquisition of Oxford Resources LP (WMLP) for $30mm in cash(2)
- **2015:** Acquisition of Buckingham Mine in Ohio for $33mm; First undergr. mine since 1990s
- **2016:** Acquisition of San Juan Mine in New Mexico from BHP for $121mm; first long wall mine
- **2017:** Sale of ROVA for $5mm and return of $12mm in related cash collateral

Timeline: 1850 | 1970 | 1980 | 1990 | 2000 | 2010 | 2015 | 2018

Source: Company information.

(1) Includes cash payment of $76.5mm and the assumption of approximately $118mm in liabilities, including post retirement medical, pension, black lung and asset retirement obligation liabilities.

(2) Reflects cash paid at closing.

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2014 Sentinels of Safety Award Colstrip Mine John T. Ryan Safety Award Paintearth Mine 2013 2012 2011 John T. Ryan Safety Award Genesee Mine Sentinels of Safety Award Jewett Mine U.S. National Average Westmoreland U.S. operations Safety is our #1 core value Achieved further improvements in 2017 Comprehensive safety programs, systems and training Total vigilance in adhering to and exceeding all standards Year ended December 31, 2017 Industry Leading Safety Total Reportable Incident Rate U.S. Operations Source:Company information. Note: Total Reportable Incident Rate represents number of incidents per 100 full-time employees working a year or number of incidents per 200,000 annual hours. Key Observations

Westmoreland is a leading North American producer of thermal coal with a focus on mine-mouth operations with margin protected customer contracts Westmoreland Snapshot Long-Standing Client Relationships … … And Exceptional Assets … … Yield Positive Unlevered Free Cash Flow Customer contracts Minimal coal pricing exposure Margin protection Mine-mouth positioning transportation-advantaged Outstanding mine operator Largest Canadian customer has carbon capture capabilities High cash flow visibility Key Investment Highlights Source:Company information.

Asset Overview (Non-WMLP)

Mine Locations


Coal Valley
Genesee
Paintearth
Sheerness
Poplar River
Estevan
Colstrip
Savage
Beulah
Absaloka
HQ
Buckingham
San Juan
Jewett
Westmorland Sites
Canada
U.S. (Ex-WSJ)
WSJ

Top 5 Mines by 2017 Tons Sold (mm) – Non-WMLP


Tons Sold: 42.4mm(1)
Colstrip
8.6
20%
Estevan
6.2
15%
San Juan
6.1
15%
Genesee
5.6
13%
Sheerness
3.9
9%
Other(1)
11.9
28%
Top 5 Mines sold
~70% of total coal

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Source: Company information.

(1) Net of impact from corporate and eliminations and inclusive of Canada Plants.

Mine Level Overview (Non-WMLP) International & Domestic Source:Company information. Reflects proven and probable reserves, which includes reserves that are currently not permitted. Tons sold and Adjusted EBITDA based on WLB and WMLP 2017 10-Ks and earnings releases. Certain internal management financials do not allocate corporate costs to mines and may therefore differ from reported financials. Heritage costs primarily include benefits the Company provides to former mining operation employees as well as other administrative costs associated with providing those benefits and cost containment efforts. Acquired reserves not currently in production (100% reclamation contract) (1) (2) (3)

2017+Q1 2018 Summary Financials Source:Company information. Note: Dollars in thousands. ROVA WMLP US Mines Canada Mines

2017+Q1 2018 Summary Financials (cont’d) Source:Company information. Note: Dollars in thousands. Corporate, Heritage, Other Consolidated

Mine-Level Historical Financials

	Tons Sold		Total Revenue		Adjusted EBITDA		Capex and Capital Leases		Asset Reclamation		Mine-Level Cash Flow Available for Debt Service[1]	
	2016A	2017A	2016A	2017A	2016A	2017A	2016A	2017A	2016A	2017A	2016A	2017A
Total Canada	23.0	23.0	$459	$509	$103	$101	($40)	($28)	($6)	($7)	$77	$82
Total U.S.	24.5	20.0	$653	$574	$135	$144	($23)	($23)	($14)	($24)	$122	$73
Total WMLP	7.8	7.4	$355	$321	$82	$73	($14)	($12)	($11)	($12)	$55	$63

Source: Company information.

Note: Dollars in millions except for tons sold (shown in million tons). Historical mine-level financials shown before allocations of corporate costs to individual mines. Financials as shown above do not include any eliminations. Certain accounting treatments may differ between internal management financials and publicly reported financials as filed with the SEC. As such, historical financials may not be directly comparable to those publicly reported financials. Values in Canadian dollars converted into U.S. dollars assuming fixed 1.30 exchange rate (consistent with exchange rate used for projections).

(1) Mine-level Cash Flow Available for Debt Service defined as adjusted EBITDA less capex and capital leases, asset reclamation and other. Other includes bond collateral fundings and releases, deferred revenue, mine-level pension and retiree medical, reserve acquisitions, changes in working capital, and other.

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2017 Corporate & Heritage Cost (As Reported) – Breakdown Source:Company information. Note: Actual dollars.

2015-2017 Capital Lease Adds and Paydowns Source:Company information. Note: Dollars in thousands. The longwall financing for WSJ was reported as “other debt” in the company's public filings. For this schedule, the longwall financing has been included in new leases and gross paydowns.

Balance Sheet as of 3/31/17 Source:Company information. Note: Dollars in thousands.

Balance Sheet as of 3/31/17 (cont’d) Source:Company information. Note: Dollars in thousands.

Balance Sheet as of 6/30/17 Source:Company information. Note: Dollars in thousands.

Balance Sheet as of 6/30/17 (cont’d) Source:Company information. Note: Dollars in thousands.

Balance Sheet as of 9/30/17 Source:Company information. Note: Dollars in thousands.

Balance Sheet as of 9/30/17 (cont’d) Source:Company information. Note: Dollars in thousands.

Balance Sheet as of 12/31/17 Source:Company information. Note: Dollars in thousands.

Balance Sheet as of 12/31/17 (cont’d) Source:Company information. Note: Dollars in thousands.

Summary of AP and Other Accrued Liabilities (12/31/2017) Consolidated MLP Canada Mines WCC(1) Vendor Trade (63,415) (15,701) (27,215) (20,499) Wages & Benefits (42,882) (170) (14,246) (28,466) Royalties & Taxes (14,166) 621 (6,579) (8,208) Other (1,026) (315) (631) (80) Total AP & Accrued (121,489) (15,565) (48,671) (57,253) Source:Company information. Note: Dollars in thousands. WCC includes the following segments: US Mines (including WSJ), Power, Heritage and Corporate.

Gross and Net ARO Liabilities by Mine (12/31/2017) Source:Company information. Note: Dollars in millions.

Gross and Net ARO Liabilities by Segment (12/31/2017) Source:Company information. Note: Dollars in millions.

Legacy Liability Summary (12/31/2017) Source:Company information. Note: Dollars in millions. Consolidated unfunded pension liability as per 2017 10-K.

Source:Company information. Note: Dollars in thousands. Existing advance rates are applied to Gross Assets less Ineligibles (not depicted above). U.S. (Excl. WSJ) equipment is not part of the ABL collateral. ABL requires equipment evaluation by 3rd party. Values determined by 3rd party (forced liquidation value) are likely to be materially lower than NBV. Gross Assets for ABL Consideration (Excl. MLP)

Financial Projections Section 2

Summary Projected 2018 Financials ROVA   2018 2018   Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec     Actual Actual Est. Est. Est. Est. Est. Est. Est. Est. Est. Est. Total Revenue - - - - - - - - - - - - - Adjusted EBITDA $17 $27 - - - - - - - - - - $44 Unlevered FCF ($3) $2 - - - - - - - - - - ($1) Source:Company information. Note: Dollars in thousands. (1) ROVA plant deactivation took effect on March 1, 2017. In Q4 2017, Westmoreland sold the power assets associated with ROVA and exited the related power purchase and supply agreements. WMLP   2018 2018   Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec     Actual Actual Est. Est. Est. Est. Est. Est. Est. Est. Est. Est. Total Revenue $23,218 $22,576 $22,614 $24,951 $25,358 $24,928 $22,856 $22,855 $22,217 $22,261 $22,104 $22,030 $277,968 Adjusted EBITDA $2,106 $5,353 $2,572 $3,137 $4,298 $4,017 $3,984 $2,802 $990 $3,032 $3,103 $1,886 $37,279 Unlevered FCF $2,058 $4,655 $8,546 $1,752 $718 $2,664 ($2,858) $2,677 $2,374 $1,982 ($1,733) $1,513 $24,348 (1)

Summary Projected 2018 Financials (cont’d) US Mines   2018 2018   Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec     Actual Actual Est. Est. Est. Est. Est. Est. Est. Est. Est. Est. Total Revenue $40,477 $37,553 $41,345 $37,030 $37,192 $40,042 $44,803 $43,988 $40,423 $41,655 $42,280 $46,283 $493,071 Adjusted EBITDA $9,240 $8,625 $7,205 $6,358 $5,525 $6,635 $8,528 $9,148 $7,537 $7,773 $8,588 $11,048 $96,210 Unlevered FCF $518 $2,740 $7,305 ($1,914) $2,983 $10,000 ($2,734) $8,818 $10,786 ($3,069) $5,761 $11,274 $52,467 Source:Company information. Note: Dollars in thousands. Canada Mines   2018 2018   Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec     Actual Actual Est. Est. Est. Est. Est. Est. Est. Est. Est. Est. Total Revenue $35,425 $40,023 $33,551 $49,807 $40,743 $40,771 $49,509 $41,995 $43,178 $48,114 $41,003 $45,332 $509,451 Adjusted EBITDA $9,612 $9,998 $6,285 $9,484 $4,849 $8,485 $7,586 $8,346 $10,725 $9,792 $11,694 $15,534 $112,392 Unlevered FCF $731 $1,178 $162 $4,658 $1,917 $4,423 $7,169 ($3,243) $7,372 $13,765 $6,139 $16,552 $60,822

Summary Projected 2018 Financials (cont’d)   2018 2018   Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec     Actual Actual Est. Est. Est. Est. Est. Est. Est. Est. Est. Est. Total Revenue ($481) ($451) ($4,642) ($4,626) ($4,642) ($4,148) ($4,148) ($4,113) ($4,524) ($4,451) ($4,464) ($4,357) ($45,047) Adjusted EBITDA ($4,532) ($4,693) ($6,041) ($6,104) ($3,677) ($4,269) ($6,153) ($3,779) ($2,441) ($6,189) ($3,265) ($4,079) ($55,223) Unlevered FCF ($8,498) $14,338 ($5,151) ($5,854) ($3,399) ($5,418) ($5,705) ($2,872) ($5,300) ($5,773) ($2,847) ($4,606) ($41,085) Source:Company information. Note: Dollars in thousands. Corporate, Heritage, Other

Consolidated Tons Sold Summary – 2017 Actual to 2018E Source:Company information. Note: Tons in millions.

Consolidated EBITDA Summary – 2017 Actual to 2018E Source:Company information. Note: Dollars in millions. Key Events in 2017 That Will Not Recur in 2018: Cap Power accelerated payment ROVA ops, & acceleration of deferred revenue One-time, non-recurring ($109.5M) Corporate KEIP/KERP

CapEx (Net of Capital Lease Financing & Proceeds on Sale) Source:Company information. Note: Dollars in thousands.

Corporate and Heritage Costs Detail Corporate, Mine Support & Heritage Adjusted EBITDA 2017A 2018E Heritage $14.2 $14.5 Employment Costs 29.1 42.2 Consulting & Outside Services 10.1 9.1 Pension & Retiree Medical 3.4 2.6 Allocations, Management Fees, Insurance & Other (8.3) (13.2) Adjusted EBITDA (After Allocations to Individual Mines) $48.5 $55.2 Allocations to Mines 9.2 15.4 Adjusted EBITDA (Before Allocations to Individual Mines) $57.7 $70.7 Reconciliation to Public Filings 2017A Adjusted EBITDA (After Allocations to Individual Mines) $48.5 Canadian Mine Support Costs(1) (12.8) U.S. Mine Support Costs(2) (5.7) Adjusted EBITDA (as Reported) $30.0 2017 to 2018E Adjusted EBITDA Walk   2017 Adjusted EBITDA (Before Allocations to Individual Mines) $57.7 Additional Bonus Expense 8.5 Additional Employment Costs for Corporate Headcount Increases 4.3 Other 0.2 2018E Adjusted EBITDA (Before Allocations to Individual Mines) $70.7 Source:Company information. Note: Dollars in millions. Costs reported in the Canadian Coal Segment, but not at an individual mine level. Costs reported in the U.S. Coal Segment, but not at an individual mine level.

AR and Inventory Roll-Forward Analysis Source:Company information. Note: Dollars in thousands. Analysis includes WLB Parent and WSJ (excluding WMLP).

Key Life of Mine (LoM) Projection Assumptions The 5‐Year Forecast reflects a snapshot of the Company’s Life of Mine model over a 5-year period (i.e., 2019 – 2023). All information is shown before corporate SG&A and Heritage expenses. Projected mine-level financials are shown before allocations of corporate costs to individual mines. Projections do not include any eliminations. Certain accounting treatments may differ between internal management financials and publicly reported financials as filed with the SEC. As such, financial projections may not be directly comparable to those publicly reported financials. Values in Canadian dollars converted into U.S. dollars assuming fixed 1.30 exchange rate. Tons Sold Forecast based on annual demand requirements of the individual power plants (supplied by customers) and/or management’s best estimate of likely contract renewals Forecast reflects any expected mine closures, which are based on the earlier of reserve exhaustion or feedback from customers on when power plant units are expected to close Revenue Sales prices and incentive payments reflect contracted terms Revenue associated with customer‐backed reclamation obligations is recognized as it is received, offsetting costs to perform COGS COGS built up from mining requirements (i.e., total required material movement) in given period which dictates: Labor costs (based on equipment operating hours and planned shift schedules) Fuel and consumables (based on equipment usage (hours) requirement) Maintenance costs (based on equipment usage (hours) and planned maintenance schedules) Royalties and taxes (based on gross revenue and tons sold) SG&A Mine level SG&A reflects the administrative costs of running the mine site and includes certain pension and OPEB expenses CapEx & Reclamation Monitored through equipment usage, and will include both mid‐life rebuilds and end of life replacements Costs to reclaim are built into the Life of Mines Source:Company information.

Mine-Level Projected Financials

	Tons Sold						Total Revenue						Adjusted EBITDA					
	2018E	2019E	2020E	2021E	2022E	2023E	2018E	2019E	2020E	2021E	2022E	2023E	2018E	2019E	2020E	2021E	2022E	2023E
Total Canada	23.5	22.9	21.0	18.0	17.0	15.3	$519	$487	$478	$444	$424	$298	$105	$79	$92	$99	$99	$46
Total U.S.	17.6	17.1	16.7	16.8	13.4	11.5	$514	$514	$478	$466	$333	$289	$111	$101	$123	$119	$47	$77
Total WMLP	6.4	4.8	5.4	5.4	3.0	2.9	$276	$209	$242	$245	$132	$132	$45	$30	$44	$41	$28	$24

	Capex and Capital Leases						Asset Reclamation						Mine-Level Cash Flow Available for Debt Service(1)					
	2018E	2019E	2020E	2021E	2022E	2023E	2018E	2019E	2020E	2021E	2022E	2023E	2018E	2019E	2020E	2021E	2022E	2023E
Total Canada	($35)	($31)	($21)	($18)	($17)	($10)	($7)	($6)	($8)	($19)	($21)	($20)	$64	$51	$70	$64	$59	$19
Total U.S.	($24)	($24)	($11)	($16)	($17)	($8)	($34)	($41)	($41)	($38)	($40)	($48)	$57	$47	$78	$79	$7	$31
Total WMLP	($16)	($18)	($12)	($15)	($5)	($9)	($8)	($8)	($6)	($7)	($4)	($2)	$22	$2	$26	$24	$22	$14

Source: Company information.

Note: Dollars in millions except for tons sold (shown in million tons). Projected mine-level financials shown before allocations of corporate costs to individual mines. Financials as shown above do not include any eliminations. Certain accounting treatments may differ between internal management financials and publicly reported financials as filed with the SEC. As such, financial projections may not be directly comparable to those publicly reported financials. Values in Canadian dollars converted into U.S. dollars assuming fixed 1.30 exchange rate.

(1) Mine-level Cash Flow Available for Debt Service defined as adjusted EBITDA less capex and capital leases, asset reclamation and other. Other includes bond collateral fundings and releases, deferred revenue, mine-level pension and retiree medical, reserve acquisitions, changes in working capital, and other.

WESTMORELAND COAL COMPANY

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‘18 - ‘23 Reclamation Cost & Contractual Rev. Reimbursements Source:Company information. Note: Dollars in thousands. Contractual revenue or reimbursements include certain reimbursements for current reclamation. Represents 2018-2023 portion of $776mm projected final reclamation cost disclosed in 2017 10-K on p. 68.

Financing Budget Section 3

Bridge Financing Model – Assumptions

Bridge Financing Assumptions

- As of May 18, 2018

WLB Parent and WSJ (Excluding WMLP)

1. May 18, 2018 Delayed Draw Bridge Term Loan financing date; projections reflect all U.S. and Canadian operations (ex. WMLP)
2. Operating cash flows mirror the 2+10 forecast with the following exceptions:
   - Adjusted working capital to tie month end April and May cash balances to the 13w forecast
   - $1.5mm per month general post-financing operating contingency
   - $2.0mm per month in June through August (total of $6mm) WSJ post-financing operating contingency
   - Eliminated $6mm of upside from the bond collateral initiative relative to the 2+10 budget
   - Eliminated $4.5mm of upside related to procurement initiatives relative to 2+10 budget
3. Minimum month-end operating cash balance of $20mm
4. $110mm Delayed Draw Bridge Loan facility; $90.0 million funded at closing; $20.0 million delayed draw (subject to limited conditions agreed to by the parties)
5. $50mm WSJ term loan refinanced with proceeds from the Bridge Loan
   - Current WSJ term loan is expensive (L + 12.25%) and restricts WLB's ability to upstream WSJ cash until repayment of loan in full; repayment increases WLB liquidity by ~$28mm
6. Assumes $21.8mm of the existing ABL is outstanding at the closing date (subject to $5mm minimum liquidity requirement)
7. Assumes no incremental LC requests or requests for collateral by sureties
8. Presumes no interest payments on legacy debt
9. Assumes continued payments from WMLP pursuant to current intercompany agreements
10. Bridge Term Loan assumes 3.0% upfront fee ($3.3mm) and 0.75% fee ($825k) in December 2018, interest rate of L + 825bps
11. Cost of certain professionals and employees of WLB will be allocated to WLB and MLP at 70% and 30%, respectively; however, for illustrative purposes, the forecast reflects all professional fee payments by the parent (non-binding)

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Source: Company information.

Bridge Financing Model – FY 2018 Source:Company information. Note: Dollars in millions. Depicts a hypothetical bridge term loan financing on or around May 18, 2018. Pre-Bridge Financing period includes cash principal and interest activity related to legacy debt instruments; Post-Bridge Financing period only includes capital lease obligations. Pre-Bridge Financing, approximately $28.0mm of cash is trapped at WSJ. Post-Bridge Financing assumes free movement of cash across all U.S. and Canadian subsidiaries (excluding MLP).

EBITDA Bridge of 2+10 Budget to Bridge Financing Budget Source:Company information. Note: Dollars in thousands.

2018E Bridge Financing Budget to LoM Adjusted EBITDA Bridge Source:Company information. Note: Dollars in millions.

Other Section 4

Employee Breakdown Source:Company information. Notes: Actual dollars where applicable. (1)Target total compensation is defined as base salary plus target bonus. Bonus for 2018 is KERP paid quarterly for non-insiders and KEIP/KERP for the 6 insiders. Excludes cost/value of health and welfare benefits. Total Target Compensation for FY 2018 Parent WSJ MLP 2018 Target Total Compensation(1) $198,585,146.57 $21,402,027.80 $36,101,393.55 Employee Breakdown by Mine Location Segment Union Non-Union San Juan WSJ 199 71 Kemmerer MLP 224 54 Ohio Oxford MLP 0 300 Corporate – Centralized Mine Support Parent 0 64 Corporate – Corporate Functions Parent 0 79 Colstrip Parent 295 68 Absaloka Parent 123 24 Savage Parent 10 3 Beulah Parent 22 6 Buckingham Parent 0 165 Jewett Parent 0 46 Coal Valley Parent 259 61 Genesee Parent 0 118 Obed Parent 0 17 Paintearth/Sheerness Parent 151 29 Poplar River Parent 140 20 Estevan Parent 313 71

ABL Letters of Credit (3/31/2018) Source:Company information. Note: Actual dollars.

Retention / Incentive Program Opportunities (excl. MLP) Source:Company information. Note: Dollars in millions. Totals are exclusive of employer portion of payroll taxes, 401(k) match, etc. Payouts from these programs in 2018 are expected to be paid throughout 2018 and Q1 of 2019 Actual payouts in 2017 represent payments under the AIP and LTIP programs Modest changes to (up or down) are expected in 2018 due to resignations and filling of open positions Key Notes

San Juan Overview

- Westmoreland acquired the San Juan mine for $121mm in January 2016
  - WSJ is the exclusive supplier of coal to adjacent San Juan Generating Station
  - Contract through 2022
  - Two of four units shut down at the end of 2017 (shut down was anticipated)
    - ~3mm tons sold per annum starting in 2018 (~6mm in 2017)
- Purchase funded through $125mm loan from PSC of New Mexico maturing on February 1, 2021
  - Funding initially intended as bridge financing
  - $50mm principal amount outstanding(1)
  - No prepayment penalties
  - Secured by all of WSJ's assets and non-recourse to WLB
- All WSJ revenues, aside from payments on certain leases, must be deposited into a cash management collection account swept monthly for operating expenses, CapEx and loan payment and prepayment
  - No cash distributions to parent before loan is repaid
  - $28mm in cash trapped at WSJ(1)

Source: Company information.
(1) Projected balances as of May 18, 2018.

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Other San Juan and Canada Detail San Juan Explosion Update PNM has communicated that the generating station is expected to be back in operation in mid-June 2018 Adjusted EBITDA impact could be $4mm – $6mm We are pursuing a business interruption insurance claim; amount of recovery yet to be determined Low San Juan Q1 Production Q1 production was lower than normal as the Company was completing its scheduled longwall move, which began in January 2018 and was completed in April 2018 Recent San Juan Changes in Employment Our headcount at San Juan was refined in 2016 and 2017 in advance of SJGS Unit 2 and Unit 3 coming offline 2017 lay-off occurred in November 2017 Q3 2017 manpower – 332 Q4 2017 manpower – 286 Q1 2018 manpower – 270 San Juan Cost In 2018, during the longwall move, the only activities relate to hauling coal We expect to see some fluctuation in costs in the near-to-medium term (2018-2020) due to completion of continuous miner development work San Juan Net Cash Flow (May – December 2018) $11.3mm (excluding $6mm contingency) Canada – Dragline Issues Estevan dragline repaired and in service We have improved mechanical availability We continue to invest capital and refine our maintenance program to support long-term dragline availability We also engaged external consultants for a strategic sourcing project to reduce dragline inventory and working capital Source:Company information.